UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2012

eLayaway, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148516	20-8235863
(Commission File Number)	(IRS Employer Identification No.)

1650 Summit Lake Drive, Suite 103, Tallahassee, FL	32317
(Address of Principal Executive Offices)	(Zip Code)

(850) 219-8210
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On September 12, 2012, eLayaway, Inc. (the “Company”) filed with the State of Delaware a Certificate of Designation to designate a class of Series F Preferred Stock pursuant the provisions of its Certificate of Incorporation.  Each share of Series F Preferred Stock shall entitle the holder to one hundred votes on all matters submitted to a vote of the stockholders of the Company.  The conversion rate to common stock is one for one.

Item 9.01  Financial Statements and Exhibits

Exhibit 3.1  Certificate of Designation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eLAYAWAY, INC.

Date: September 19, 2012	By:	/s/ Sergio A. Pinon
Sergio A. Pinon
Chief Executive Officer

3